UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: January 31, 2006
                  Date of earliest event reported: January 27, 2006

                            ENCOMPASS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



             1005 Terminal Way, Suite 110, Reno, NV         89502-2179
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (775) 324-8531

                            NOVA COMMUNICATIONS, INC.
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03         Amendments to Article of Incorporation or Bylaws; Change in
                  Fiscal Year

The registrant has changed its corporate name to Encompass Holdings, Inc., effective January 27, 2006. The registrant's common stock began being quoted on the OTC Bulletin Board under its new symbol ECMH, effective January 31, 2006.

Section 9.  Financial Statements and Exhibits

Exhibit No.               Description

   3.0            Amendment to Articles of Incorporation


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Encompass Holdings, Inc.

Dated: January 31, 2006                          By: /s/ ARTHUR N. ROBINS
                                                     President